SUPPLEMENT DATED OCTOBER 16, 2009
TO THE INSTITUTIONAL CLASS SHARES PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009, April 8, 2009, April 9, 2009,
April 10, 2009, May 4, 2009, May 21, 2009, June 19, 2009,
July 30, 2009, August 25, 2009, and September 18, 2009)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

MANAGEMENT OF THE FUNDS

Spectrum Asset Management, Inc. (“Spectrum”)
Add the following to the biographical information for Bernard M. Sussman: Mr. Sussman has informed
Spectrum that he will retire effective December 31, 2009.